Subsequent events	6 Months Ended
Dec. 31, 2022
Subsequent Events [Abstract]
Subsequent events

16. Subsequent Events

The Company has evaluated subsequent events from the condensed consolidated balance sheet date through the date at which the condensed financial statements were available to be issued, and determined there are no other items requiring disclosure beyond those disclosed below.

In February 2023, the Company announced a $20.3 million private placement of Ordinary Shares and American Depository Shares (the "Fundraise"), the net proceeds of which will be used for sales and marketing, clinical product development, corporate support and financing costs. The Fundraise was comprised of subscriptions for 3,699,910 Ordinary Shares and 7,511,525 ADSs, at a price of $2.17 per ADS and £0.90 per Ordinary Share.